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                                                                    Exhibit 3.13

ARTICLES OF ORGANIZATION FOR FLORIDA LIMITED LIABILITY COMPANY

ARTICLE I - Name
The name of the Limited Liability Company is:

ARTICLE II - Address:
The mailing address and street address of the principal office of the Limited Liability Company is:

ARTICLE III - Registered Agent, Registered Office, & Registered Agent's
Signature:

The name and the Florida street address of the registered agent are:

               __________________________________________________
                                      Name

               __________________________________________________
                Florida street address (P.O. Box NOT ACCEPTABLE)
                                                 ---

               __________________________________________________
                              City, State, and Zip

Having been named as registered agent and to accept service of process for the above stated limited liability company at the place designated in this certificate, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in Chapter 608, F.S.

               __________________________________________________
                          Registered Agent's Signature

     (An additional article must be added if an effective date is requested)

               __________________________________________________
       Signature of a member or an authorized representative of a member.

               __________________________________________________

          (In accordance with section 608.408(3), Florida Statutes, the execution of this document constitutes an affirmation under the penalties of perjury that the facts stated herein are true.)

               __________________________________________________
                         Typed or printed name of signee

                                  Filing Fees:
                                  ------------

                 $100.00 Filing Fee for Articles of Organization
                 $  25.00 Designation of Registered Agent
                 $  30.00 Certified Copy (Optional)
                 $   5.00 Certificate of Status (Optional)